February 8, 2010

DREYFUS STATE MUNICIPAL BOND FUNDS

Dreyfus Connecticut Fund (the “fund”)

Supplement to Prospectus
dated September 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the fund’s prospectus entitled “Management”:

     James P. Welch has been the primary portfolio manager of the Dreyfus Connecticut Fund since November 2001. Daniel Barton has been an additional portfolio manager of the fund since February 2010.